United States
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 15, 2009 (May 31, 2008)

Educational Development Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-4957	73-0750007
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10302 East 55th Place, Tulsa, Oklahoma	74146
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (918) 622-4522

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 15, 2009, Educational Development Corporation, announced via press release, third quarter fiscal 2009 results. A copy of the press release is attached hereto.

Item 9.01. Financial Statements and Exhibits.

(d) EXHIBITS

99.1    Press release dated as of January 15, 2009

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Educational Development Corporation (Registrant)
January 15, 2009 (Date)	/s/ RANDALL W. WHITE Randall W. White President and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

*99.1	Press release dated as of January 15, 2009

__________
*Filed herewith.